Cord Blood
AMERICA

Investor Presentation
January 2007

1

Special Note: Statements made in this presentation, including, but not limited to, those relating to the private stem cell storage market’s capacity grow in excess of $1 billion per year, our ability to experience growth as awareness of the industry increases, the broadened applications of stem cell therapeutics, our pricing structure remaining exclusive, the barriers to enter into the industry, the government’s continued regulation of the industry, our assessment of our position in the market relative to our competitors, our projected financial performance and our anticipated future performance, are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We use words such as "anticipate," "believe," "expect," "future," "intend," "plan," and similar expressions to identify forward-looking statements. Such forward-looking statements involve certain risks and uncertainties, without limitation, statements regarding the company's strategic direction, prospects and future results, our ability to increase income streams and to grow revenue and earnings.  Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties.  These statements are only predictions and are subject to certain risks, uncertainties and assumptions, which are identified and described in the Company's public filings with the Securities and Exchange Commission.  Statements made herein are as of the date of this document and should not be relied upon as of any subsequent date. The Company's past performance is not necessarily indicative of its future performance. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, events or circumstances after the date of such statement.

Cord Blood America’s has two current subsidiaries

1.  Cord Partners:

Storage of Umbilical Cord Blood (Cord Blood).
Sales- origination of new customers
Processing of cord blood units
Storage of cord blood units
Continuing billing & collection

2. RainMakers International: Family Based Advertising Agency

Cord Blood America’s has an acquisition pending

CorCell Inc.:  Same business as Cord Partners

Key Facts

Symbol	OTC BB:CBAI
Corporate Headquarters	Los Angeles, CA
Stock Price (12/15/06) and 52-Week Range	$0.10|| $0.07 to $0.28
Fully Diluted Shares (12/15/06)	112,740,720
Other Potential Shares (warrants @ $0.101)	22.5M
Float (12/15/2006)	20.1M
Market Cap (Fully Diluted)(12/15/06)	$5.0M
Volume (daily 200-day average)	203,000
Cash Balance (12/15/06)	$60,000
Debt (9/30/06)	$5,535,000
Fiscal Year	December 31st
Accounting Firm	Rose, Snyder, Jacobs

www.cordpartners.com and www.cordblood-america.com

Cord Blood America, Inc.

4

Management

▪

Matthew Schissler, CEO

▪

Marc Laleman, President - CorCell

▪

Marion Malone – VP - CorCell

▪

Joseph Vicente, VP, Corporate Strategy

Board of Directors

▪

Matthew Schissler, Chairman

▪

Stephen Weir*

▪

Joseph Vicente

▪

Gayl Rogers Chrysler*

▪

Timothy McGrath*

Medical Advisory Board

▪

Dr. Ted Eastlund, Chair

▪

Dr. Jack Goldberg

▪

Dr . Eric Senaldi

▪

Gayl Rogers Chrysler

Cord Partners

Cord Partners

	2005			2006					2007		
($000s)	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Revenue	1,089	260	362	278	256	1,157	75	75	75	75	300
COGS	884	245	299	226	110	882	37	37	37	37	146
Gross Profit	205	15	62	51	145	275	38	38	38	38	154

6

Private Cord Blood Storage- Origination, processing, storage, billing/collection of personal cord blood units

•

Currently 3,000 units paying $100/yr

•

Charge $1695 for initial processing / storage

•

All processing and storage outsourced

–

Community Blood Services, Paramus NJ – COGS $597.50

–

Initial kit, processing & transport charge – COGS $250

–

Pharmastem License, COGS  $225 – This ends March 9, 2009

–

Unit storage COGS $50/year

•

Annual attrition rate less than 1%

•

Can be maintained with 2 employees

Rainmakers

Media Buying Agency for Family Based Products

RainMakers

	2005	2006					2007				
($000s)	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Revenue	1,125	290	523	864	557	2,236	1,005	1,005	1,005	1,005	4,020
COGS	863	244	373	666	429	1,714	804	804	804	804	3,216
Gross Profit	262	46	150	198	128	522	201	201	201	201	804

7

Media Buying Agency for Family Based Products

•

Original marketing group for Cord Partners

•

Purchase Media for family based products

•

Client decides budget and we drive costs down through buying power

•

Make 15% of everything we buy

•

Mostly Financial Services companies for Families are customers

•

Can be run with 2 people

Cord Blood Storage

•

Current economics far better in acquiring units than originate through marketing.

•

Reduce marketing effort in 2007

Rainmakers

•

Maintain and grow

•

Eventually look to sell or spin off as cord blood storage becomes profitable

Corcell Acquisition

•

Acquisition of 12,000 personal storage units

Terms

•

$2mm shares of CBAI stock

•

$2mm cash

•

Close no later than 3/31/07

Assets

•

12,000 Private CB Storage units

•

Storage outsourced to Community Blood Services @ $25/yr

•

Average unit pays $100/yr

–

Average expected contract life of 18 years

•

Simple bill and collection process required to run the business

CorCell Acquisition Economics

Samples	12,000
Revenue per sample- $100	
Gross Revenue	1,200,000
Storage cost per sample- $25	
Storage costs	300,000
Billing & Collection	120,000
Net Cash Flow	$780,000/year

10

•

Expected to be profitable by June 2007

•

Dramatically reducing overhead will be key driver to profitability

•

Company expects to do a small retail offering bridging to profitability

•

Company has more accretive acquisitions in the pipeline